UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2012

GREEN ENVIROTECH HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-54395	32-0218005
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

PO Box 692

Riverbank, CA 95367

 (Address of principal executive offices) (zip code)

(209) 863-9000

 (Registrant's telephone number, including area code)

(Former name, if changed since last report)

  Copies to:

Andrea Cataneo, Esq.

Jeff Cahlon, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

N/A

 (Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory

Arrangements of Certain Officers.

On March 11, 2013, Wayne Leggett resigned as Chief Financial Officer and director of Green EnviroTech Holdings Corp. (the “Company”) and Lou Perches was elected a director of the Company.

Mr. Perches, 65, has served as Chief Operating Officer of the Company since January 2011. Mr. Perches was a systems and management consultant for Florida Fruit Juice from May 2010 to September 2010.  Mr. Perches was General Manager of Bapco Closures LLC from October 2008 to April 2010. From March 2008 to August 2008, Mr. Perches was Manager, Quality Control at Rexam Pharma. From January 2007 to February 2008, Mr. Perches was Manager Quality Assurance at Amcor Packaging. From October 2005 to January 2006, Mr. Perches was Quality System 3rd Party Auditor (Consultant) for A.I.B. International. Mr. Perches received a BA in Industrial Technology, Quality Engineering from Fullerton State University

Item 4.01 Changes in Registrant’s Certifying Accountant.

On October 29, 2012, Michael F. Cronin, CPA (“Cronin”) resigned as the Company’s independent registered public accounting firm. Cronin’s audit report on the Company’s financial statements for the fiscal year ended December 31, 2011 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that, the audit report included an explanatory paragraph with respect to the uncertainty as to the Company’s ability to continue as a going concern. During the years ended December 31, 2011 and 2010 and during the subsequent interim period preceding the date of Cronin’s resignation, there were (i) no disagreements with Cronin on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, and (ii) no reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K). The Company has provided Cronin with a copy of this disclosure and has requested that Cronin furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Cronin agrees with the above statements. Cronin has furnished the requested letter and it is attached as exhibit 16.1.

On March 11, 2013, the Company engaged MaloneBailey LLP (“MaloneBailey”) to serve as its independent registered public accounting firm. During the years ended December 31, 2012 and 2011 and during the subsequent interim period preceding the date of MaloneBailey’s engagement, the Company did not consult with MaloneBailey regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements. The decision to engage MaloneBailey has been approved by the Company’s board of directors.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from Michael F. Cronin, CPA to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN ENVIROTECH HOLDINGS CORP.

Dated: March 13, 2013	By:	/s/ Gary DeLaurentiis
Name: Gary DeLaurentiis Title: Chief Executive Officer

3